UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  April 17, 2007

ENSCO Savings Plan
(Exact name of registrant as specified in its charter)

Delaware	1-8097	76-0232579
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street Suite 4300 Dallas, Texas 75201-3331
(Address of Principal Executive Offices and Zip Code)
Registrant's telephone number, including area code: (214) 397-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 4.01 Changes in Benefit Plan Certifying Accountant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Letter from KPMG LLP dated April 23, 2007

Item 4.01 Changes in Benefit Plan Certifying Accountant

        On April 17, 2007, KPMG LLP ("KPMG") was dismissed as the independent registered public accounting firm of the ENSCO Savings Plan, a qualified 401(k) Plan, (the "Plan") and Grant Thornton LLP ("Grant Thornton") was selected as the Plan's independent registered public accounting firm.

        KPMG continues to serve as the independent registered public accounting firm for the Plan's sponsor, ENSCO International Incorporated (the "Company"), having been duly appointed by the Audit Committee of the Board of Directors of the Company, and the replacement of KPMG described above relates only to the Plan. The Company's decision to change the independent auditor for the Plan was approved by the Audit Committee on April 23, 2007.

        The KPMG audit reports on the Plan's financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the years ended December 31, 2005 and 2004 and the subsequent interim period through April 17, 2007, (i) there were no disagreements between the Plan or the Company as its sponsor and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in their opinions to the subject matter of the disagreement, and (ii) there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K between the Plan and KPMG.

        The Plan and the Company have provided KPMG a copy of the foregoing statements and requested a letter from KPMG to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements. A copy of that letter, dated April 23, 2007, is filed as Exhibit 16.1 to this Form 8-K.

        During the years ended December 31, 2005 and 2004 and the subsequent interim period through April 17, 2007, neither the Plan, and the Company as the Plan's sponsor nor anyone acting on behalf of the Plan or the Company consulted Grant Thornton regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from KPMG LLP dated April 23, 2007
2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSCO Savings Plan

Date: April 23, 2007	/s/ DAVID A. ARMOUR David A. Armour Controller

3

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from KPMG LLP dated April 23, 2007

4